UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


    Krupp Realty Limited Partnership-VII


          Massachusetts            0-14377
          04-2842924
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Nora Corners Shopping
        Center

        On December 2, 1997, Berkshire Realty
        Enterprise Limited Partnership, an
        affiliate of the General Partners, as
        agent for Krupp Realty Limited
        Partnership-VII (the "Partnership"),
        entered into an Agreement of Sale to
        sell Nora Corners, a shopping center
        containing 89,432 leasable square
        feet, located in Indianapolis,
        Indiana, to Kejack, Inc. and its
        permitted assigns, which are
        unaffiliated third parties.  The
        property was included in a package
        with thirteen other properties owned
        by affiliates of the General
        Partners.  The total selling price of
        the fourteen properties was
        $138,000,000, of which the
        Partnership received $6,604,300, less
        the assumption of the first mortgage
        note payable of $4,084,037 and its
        share of the closing costs.  The
        transaction was consummated on
        January 30, 1998.
















































Item 7. Financial Statements, Proforma
Financial Information and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information

        On January 30, 1998, Krupp Realty
        Limited Partnership-VII (the
        "Partnership") sold Nora Corners
        Shopping Center ("Nora") to Kejack,
        Inc. and its permitted assigns, which
        are unaffiliated third parties.  Nora
        was included in a package with
        thirteen other properties owned by
        affiliates of the General Partners.
        The total selling price of the
        fourteen properties was $138,000,000,
        of which the Partnership received
        $6,604,300 for the sale of Nora, less
        the assumption of the first mortgage
        note payable of $4,084,037 and its
        share of its closing costs.

        The Partnership has presented in this
        Form 8-K, a Pro Forma Consolidated
        Balance Sheet at September 30, 1997
        and Pro Forma Consolidated Statements
        of Operations for the nine months
        ended September 30, 1997 and for the
        year ended December 31, 1996.  See
        Note 1 to the Pro Forma Consolidated
        Financial Statements for further
        discussion of this matter.











































        KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 1997

(unaudited)

                              ASSETS

                                   Actual at               Pro Forma
       September 30,              Pro Forma  September 30,
           1997                  Adjustments                 1997
         (Note 1)                  (Note 1)                (Note 1)
Real estate assets:
  Multi-family apartment complex,
     less accumulated depreciation
     of   $11,142,891           $ 8,655,516              $  8,655,516
  Retail centers, less accumulated
     depreciation of $3,970,537  5,748,589      (5,748,589)        -


Total real estate assets       14,404,105    (5,748,589)    8,655,516

Cash and cash equivalents       2,707,271      (18,919)     2,688,352
Cash restricted for tenant security
  deposits                        28,857        28,857
Prepaid expenses and other assets 588,951     (236,685)       352,266
Deferred expenses, net of accumulated
  amortization of $120,533       301,992       (86,947)       215,045

  Total assets                  $  18,031,176$  (6,091,140)11,940,036

                 LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Mortgage notes payable        $  14,539,741$ (4,098,920)$10,440,821
  Accrued expenses and other
     liabilities                    713,939       (141,207)    572,732

       Total liabilities           15,253,680 (4,240,127)  11,013,553

Partners' equity                    2,777,496   (1,851,013)   926,483

       Total liabilities and
          Partners' equity      $  18,031,176$ (6,091,140)$11,940,036

















                     See accompanying note to
        pro forma consolidated financial statements.
       KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 1997

(unaudited)

                          As Reported
                          for the Nine
                          Months Ended              Pro Forma for the
                          September 30,               Pro FormaNine
Months Ended
1997 Adjustments         September 30, 1997
   (Note 1)                 (Note 1)                    (Note 1)


Revenue:
 Rental                  $  3,518,036 $ (775,248)   $ 2,742,788
 Interest income              51,359     (4,198)        47,161

   Total revenue           3,569,395   (779,446)     2,789,949

Expenses:
 Operating                   857,714   (52,492)        805,222
 Maintenance                 269,575   (50,441)       219,134
 Real estate taxes           346,431   (85,811)       260,620
 General and administrative  104,726   104,726
Management fees              153,972  (31,947)        122,025
 Depreciation and
   amortization               1,045,461 (303,501)     741,960
 Interest                     849,510       (278,294)  571,216

   Total expenses          3,627,389   (802,486)      2,824,903

Net income (loss)        $  (57,994)  $ 23,040      $  (34,954)




























                     See accompanying note to
        pro forma consolidated financial statements.
      KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

                      As Reported for                Pro Forma for
                       the Year Ended   Pro Forma    the Year Ended
                      December 31, 1996              Adjustments
December 31, 1996
                          (Note 1)                     (Note 1)
   (Note 1)
Revenue:
 Rental               $    4,614,568  $   (1,055,361)$ 3,559,207
 Interest income             73,947        (4,392)       69,555

   Total revenue           4,688,515   (1,059,753)    3,628,762

Expenses:
 Operating                    1,123,377 (64,434)      1,058,943
 Maintenance                   366,051  (78,224)       287,827
 Real estate taxes              466,876 (126,787)      340,089
 General and
   administrative                98,84  78,847
 Management fees                193,484 (42,716)       150,768
 Depreciation and
   amortization               1,325,765 (403,153)      922,612
 Interest                  1,103,602    (375,347)      728,255

   Total expenses        4,678,002     1,090,661)     3,587,341

Net income            $    10,513     $  30,908     $  41,421





























                     See accompanying note to
           pro forma consolidated financial statements.
       KRUPP REALTY LIMITED PARTNERSHIP-VII AND SUBSIDIARIES

        NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Consolidated Balance Sheet at
September 30, 1997 is based on the historical
Consolidated Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended
September 30, 1997. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance
Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

The Pro Forma Consolidated Statement of
Operations for the nine months ended September
30, 1997 is based on the historical
Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 1997. The Pro
Forma Consolidated Statement of Operations for the year ended December 31, 1996 is based on the historical Consolidated Statement of
Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent Nora's net income for the respective period presented. The Pro
Forma Consolidated Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Partnership had sold
Nora prior to January 1, 1996.  The Pro Forma
Consolidated Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

(c)Exhibits

1.Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited
Partnership, agent for Krupp Realty Limited
Partnership-VII, and Kejack, Inc. and its permitted assigns [Exhibit 1 to Registrant's
Report on Form 8-K dated February 2, 1998
(File No. 0-14377)].*

2.First Amendment to Agreement of Sale dated
December 12, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Realty Limited Partnership-VII, and
Kejack Inc. and its permitted assigns [Exhibit
2 to Registrant's Report on Form 8-K dated
February 2, 1998 (File No. 0-14377)].*

3.Second Amendment to Agreement of Sale dated
December 14, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Realty Limited Partnership-VII, and
Kejack, Inc. and its permitted assigns
[Exhibit 3 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-14377)].*

4.Side letter dated December 17, 1997 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprises
Limited Partnership, agent for Krupp Realty
Limited Partnership-VII [Exhibit 4 to
Registrant's Report on Form 8-K dated February
2, 1998 (File No. 0-14377)].*

5.Side letter dated January 6, 1998 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Realty
Limited Partnership-VII [Exhibit 5 to
Registrant's Report on Form 8-K dated February
2, 1998 (File No. 0-14377)].*

                                           *
Incorporated by reference.


                  SIGNATURE



Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Krupp Realty Limited Partnership-VII

(Registrant)





BY:  /s/Wayne H. Zarozny
                 Wayne H. Zarozny

                 Treasurer and Chief
                 Accounting Officer of the
                 Krupp Corporation, a General
                 Partner.



DATE: March 31, 1998